                                                                 EXHIBIT 10.1(3)

                                AMENDMENT NO. 2

                         DATED AS OF APRIL 26, 1995 TO

                     AMENDED AND RESTATED REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT

                         DATED AS OF DECEMBER 17, 1993


     AMENDMENT NO. 2 (this "Amendment") dated as of April 26, 1995 to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 17, 1993 (as amended by Amendment No. 1 dated as of September 30, 1994 and in effect from time to time, the "Credit Agreement"), by and among (a) Chart House, Inc., a Delaware corporation (the "Company"), (b) Chart House Enterprises, Inc., a Delaware corporation (the "Parent"), Paradise Bakery, Inc., a Delaware corporation ("Paradise"), and Islands Restaurants, Inc., a Delaware corporation ("Islands", and together with the Parent and Paradise, the "Guarantors"), (c) The First National Bank of Boston, a national banking association ("FNBB"), Sanwa Bank California, a California state chartered bank ("Sanwa") and (d) FNBB as agent for itself and Sanwa (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement, as amended hereby.

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Company and the Guarantors have requested that the Banks and the Agent amend the Credit Agreement to add The Sumitomo Bank of California, a California state chartered bank, as a lender and to increase the total lending commitment of the Banks;

     WHEREAS, the Company and the Guarantors have requested that FNBB resign as agent for the Banks and that Sanwa be appointed as agent for the Banks;

     WHEREAS, the Company and the Guarantors have requested that the Banks and the Agent amend certain other terms and conditions of the Credit Agreement and Loan

Documents; and

     WHEREAS, the Banks and the Agent, subject to the terms and conditions set forth below, have agreed to amend the Credit Agreement and the other Loan Documents in accordance with the above-listed requests;

     NOW, THEREFORE, in consideration of the foregoing premises, on the terms and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

     (S)1.  AMENDMENTS TO CREDIT AGREEMENT.
            ---------- -- ------ ---------

     (S)1.1  THE AGENT.  (a)  The Credit Agreement is hereby amended to provide
             ---------
that any and all references to "FNBB as agent for the Banks" shall be deemed to be references to "Sanwa as agent for the Banks". The Credit Agreement and each of the Loan Documents are hereby amended mutatis mutandis as appropriate to
                                         ------- --------
reflect the fact that Sanwa and not FNBB is the agent for the Banks or, as applicable, the security agent for the Banks and Metropolitan. (b) Other than a counterpart original of the Credit Agreement and each of the amendments thereto, FNBB will deliver to Sanwa on or before May 31, 1995 all originals of Loan Documents currently held by FNBB in its capacity as agent under the Credit Agreement or in its capacity as security agent under the Security Documents.

     (S)1.2  PREAMBLE.  The first paragraph of the preamble to the Credit
             --------
Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

             "This AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of December 17, 1993, by and among (a) Chart House, Inc. (the "Company"), a Delaware corporation having its principal place of business in Solana Beach, California, (b) Chart House Enterprises, Inc. (the "Parent"), a Delaware corporation, Paradise Bakery, Inc. ("Paradise"), a Delaware corporation, and Islands Restaurants, Inc., a Delaware corporation (formerly known as Big Wave, Inc.) ("Islands"), (the Parent, Paradise and Islands are referred to herein, collectively, as the "Guarantors"), (c) The First National Bank of Boston, a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 ("FNBB"), Sanwa Bank California, a California state chartered bank having its principal place of business in the United States at 444 Market Street, San Francisco, California 94111

     ("Sanwa"), The Sumitomo Bank of California, a California state chartered bank, having its principal place of business at 611 West 6th Street, Suite 3900, Los Angeles, California 90017 ("Sumitomo") and such other banks who may become parties hereto (collectively, the "Banks"), and (d) Sanwa as agent for the Banks (the "Agent")."

     (S)1.3  AMENDMENTS TO CERTAIN DEFINITIONS.  Section 1 of the Credit
             ---------- -- ------- -----------
Agreement is hereby amended by amending certain definitions.

             (a) The definition of Revolving Credit Commitment Amount is hereby amended by deleting it in its entirety and inserting in lieu thereof the following: "Revolving Credit Commitment Amount. At any date of
                 --------- ------ ---------- ------
     determination, $40,000,000, as such amount is reduced pursuant to (S)2.2 and (S)6.4 hereof."

             (b) The definition of Majority Banks is hereby amended by deleting it in its entirety and inserting in lieu thereof the following: "Majority
                                                                      --------
     Banks. Any combination of Banks holding Notes evidencing in the aggregate
     -----
     66-2/3% of the Loans Outstanding at the time of determination, or, if no Loans are Outstanding, any combination of Banks whose Commitment Percentages aggregate 66-2/3%."

             (c) The definition of Commitment Percentages is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:
     "Commitment Percentage. For FNBB, 39.13043479%, for Sanwa, 50%, and for
      ---------- ----------
     Sumitomo, 10.86956521%, in each case subject to adjustment upon assignments permitted by (S)18 hereof.

             (d) The definition of Base Rate is hereby amended by deleting it in its entirety and inserting the following new definition in the appropriate place in the alphabetical sequence of definitions: "Reference Rate. A
                                                         --------- ----
     variable interest rate which is quoted, published or announced from time to time by Sanwa as its reference rate."

             (e) The definition of Eurodollar Rate is hereby amended by deleting it in its entirety and inserting in lieu thereof the following: "Eurodollar Rate. With respect to any Interest Period, in the case of any Euroloan Rate Amount, the annual rate of interest determined by the Agent's Treasury Desk, at or before 10:30 a.m. (San Diego time) (or as soon thereafter as practicable) on the second Business Day prior to the first day of such Interest Period, as being the approximate rate at which the Agent could purchase offshore U.S. dollar deposits in an amount approximately equal to the amount of the relevant Euroloan Rate Amount and for a period of time approximately equal to the relevant Interest Period."

     (S)1.4.  REQUESTS FOR REVOLVING CREDIT LOANS.  Section 2.4 of the Credit
              -------- --- --------- ------ -----
Agreement is hereby amended by:

             (a) deleting the address "100 Federal Street, 01-06-06, Boston, Massachusetts 02110, Attention: J. Peter Mitchell, Director" appearing in subsection (a) and inserting in lieu thereof the address "San Diego Corporate Banking Center, 1280 Fourth Avenue San Diego, California 92101,
     Attention: David L. Beall, Vice President & Manager".

             (b) deleting the text "1:30 P.M., Boston time, (10:30 A.M. San Diego time)" appearing in subsection (b) and inserting in lieu thereof the following text: "10:30 A.M. San Diego time, (1:30 P.M. Boston time)".

             (c) deleting the text "Boston, Massachusetts" appearing in the third subsection of subsection (b) and inserting in lieu thereof the text "San Diego, California".

     (S)1.5  INTEREST ON REVOLVING CREDIT LOANS.  The Credit Agreement and each
             ----------------------------------
of the Loan Documents are hereby amended to provide that any and all references to "Base Rate" shall be deemed to be references to "Reference Rate".

     (S)1.6  LETTERS OF CREDIT.  Section 4.1 of the Credit Agreement is hereby
             ------- -- ------
amended by deleting the final sentence of subsection (b) and inserting in lieu thereof the following sentence: "To the extent FNBB is the issuing bank of an Existing Letter of Credit, FNBB shall be deemed a L/C Bank for the purposes hereof. FNBB shall not issue any Letters of Credit after April 26, 1995."

     (S)1.7.  CERTAIN COMMON PROVISIONS.  Section 6.2 of the Credit Agreement is
              ------- ------ ----------
hereby amended by:

             (a) deleting the address "100 Federal Street, Boston, Massachusetts 02110" appearing in the first sentence and inserting in lieu thereof the address "San Diego Corporate Banking Center, 1280 Fourth Avenue, San Diego, California 92101".

             (b) deleting the text "(Boston time)" each time it appears therein and inserting in lieu thereof the text "(San Diego time)".

     (S)1.8  AGENT'S FEE.  Section 6.8 of the Credit Agreement is hereby amended
             ------- ---
by
deleting it in its entirety and inserting in lieu thereof the following:
"(S)6.8.  Agent's Fee.  In addition to the Commitment Fees payable hereunder,
          ------- ---
the Company agrees to pay to Sanwa, for its own account, an agent's fee ("Agent's Fee") in the amount and at the times specified in the letter agreement, dated April 26, 1995 between the Company and Sanwa."

     (S)1.9  APPOINTMENT OF AGENT, POWERS AND IMMUNITIES.   Section 14.1 of the
             ----------- -- -----  ------ --- ----------
Credit Agreement is hereby amended by inserting the words "or Sanwa" after the word "FNBB" appearing in the second sentence thereof.

     (S)1.10  NOTICES, ETC.  Section 19 of the Credit Agreement is hereby
              -------- ----
amended by re-lettering subsection (d) as subsection (f) and by deleting section
(c) in its entirety and inserting in lieu thereof the following:

             "(c) if to the Agent, at Corporate Banking Center, 1280 Fourth Avenue, San Diego, CA 92101 Attention: David L. Beall, Vice President & Manager, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; or

             (d) if to FNBB, at 100 Federal Street, Mail Stop 01-09-05, Boston, Massachusetts 02110 Attention: Debra L. Zurka, Vice President, or such other address for notice as FNBB shall have last furnished in writing to the Person giving the notice; or

             (e) if to Sumitomo, at 611 West 6th Street, Suite 3900, Los Angeles, California 90017, Attention: Matthew R. Van Steenhuyse, Vice President, or such other address for notice as Sumitomo shall have last furnished in writing to the Person giving the notice; or"

     (S)1.11  CONCERNING EXHIBITS AND SCHEDULES.
              ---------- --------     ---------

     (a) Schedule 1.  Schedule 1 to the Credit Agreement is hereby amended by
         ----------
deleting Schedule 1 attached to the Credit Agreement and substituting therefor
         ----------
Schedule 1 attached to this Amendment, with the effect that from and after the
----------
date hereof, all references in the Credit Agreement to Schedule 1 shall be
                                                       ----------
deemed to be references to Schedule 1 attached hereto.
                           ----------

     (b) Exhibit A.  Exhibit A to the Credit Agreement is hereby amended by
         ---------   ---------
deleting Exhibit A attached to the Credit Agreement and substituting therefor
         ---------
Exhibit A attached to this Amendment, with the effect that from and after the
---------
date hereof, all references in the

Credit Agreement to Exhibit A shall be deemed to be references to Exhibit A
                    ---------                                     ---------
attached hereto.

     (S)2.  SCOPE OF AMENDMENT.  Except as specifically amended by this
            ----- -- ---------
Amendment, the Credit Agreement shall remain unchanged and in full force and effect.

     (S)3.  REPRESENTATIONS AND WARRANTIES.  The Company and each of the
            --------------- --- ----------
Guarantors represents and warrants (to the extent such representation or warranty relates to such Guarantor or a Subsidiary of such Guarantor) as follows:

     (a) Representations and Warranties in Credit Agreement.  The
         --------------- --- ---------- -- ------ ---------
representations and warranties of the Company and the Guarantors contained in the Credit Agreement (i) were true and correct in all material respects when made, and (ii) except to the extent such representations and warranties by their terms were made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

     (b) Authority, etc.  The execution and delivery by the Company and the
         ---------  ---
Guarantors of this Amendment and, in the case of the Company, the Restated Revolving Credit Note, dated as of the date hereof, from the Company to Sanwa in the principal amount of $20,000,000 (the "Sanwa Note"), the Restated Revolving Credit Note, dated as of the date hereof, from the Company to FNBB in the principal amount of $15,652,173.91 (the "FNBB Note") and the Revolving Credit Note, dated as of the date hereof, from the Company to Sumitomo in the principal amount of $4,347,826.09 (the "Sumitomo Note", and collectively, the "New Notes"), and the performance by the Company and the Guarantors of all of their agreements and obligations under this Amendment are within the corporate authority of each of the Company and the Guarantors, have been duly authorized by all necessary corporate action on the part of each of the Company and the Guarantors, and do not and will not (i) contravene any provision of the Company or any of the Guarantors' charter, other incorporation papers, by-laws or any stock provision, or any amendment thereof, (ii) conflict with, or result in a breach of any material term, condition or provision of, or constitute a default under or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the property of the Company or any Guarantor under any agreement, deed of trust, indenture, mortgage or other instrument to which the Company or such Guarantor is a party or by which any of the Company or such Guarantor's properties are bound, (iii) violate or contravene any provision of any law, regulation, order, ruling or interpretation thereunder or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official, (iv) require any waiver, consent or approval by any creditor of the Company or any Guarantor which has not been obtained or (v) require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency under any provision of any law, except those actions which have been taken or will be taken prior to the date of execution of this Amendment and the New Notes.

     (c) Enforceability of Obligations.  This Amendment, the Credit Agreement as
         -------------- -- -----------
amended hereby, the New Notes and the Loan Documents constitute the legal, valid and binding obligations of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with their respective terms.

     (d) No Default or Event of Default.  No Default or Event of Default has
         ------------------------------
occurred or is continuing and the execution, delivery and effectiveness of this Amendment and the New Notes will not cause any such Default or Event of Default to occur.

     (S)4.  REVOLVING CREDIT NOTES.  Each of the parties hereto acknowledges and
            --------- ------ -----
agrees that the New Notes are "Revolving Credit Notes" as such term is used in the Credit Agreement and the other Loan Documents.

     (S)5.  CONFIRMATION OF SECURITY DOCUMENTS.  Each of the Company and the
            ------------ -- -------- ---------
Guarantors hereby ratifies and confirms each of its respective Security Documents and the pledges and security interests created thereby. Each of the Company and the Guarantors hereby further ratifies and confirms that the Security Documents and the pledges and security interest created thereby secure the Obligations of the Company and the Guarantors under the Credit Agreement, as amended hereby, and the New Notes.

     (S)6.  CONFIRMATION OF GUARANTIES.  Each of the Guarantors hereby ratifies
            --------------------------
and confirms its respective Guaranty and acknowledges and agrees that the Obligations under the Credit Agreement, as amended hereby, and the New Notes are Guaranteed Obligations.

     (S)7.  RESIGNATION OF AGENT.  Pursuant to (S)14.7 of the Credit Agreement,
            --------------------
FNBB resigns as agent for the Banks and each of the Banks appoints Sanwa to act as agent for the Banks. Each of the Banks and the Company waive the 60-day notice requirement set forth in (S)14.7 of the Credit Agreement. Sanwa represents and warrants to each of the Banks that it has a combined capital surplus in excess of $250,000,000. FNBB and the Company acknowledge and agree that the letter agreement, dated December 17, 1993 by and between FNBB and the Company is terminated as of the date hereof.

     (S)8.  CONDITIONS TO EFFECTIVENESS.  The effectiveness of this Amendment
            ---------- -- -------------
shall be conditioned upon receipt by the Agent of the following, in form and substance satisfactory to the Agent and the Banks:

     (a) this Amendment duly executed by each of the Company, the Guarantors, the

Banks and the Agent;

     (b) each of the New Notes duly executed by the Company;

     (c) confirmation that Sumitomo and Sanwa have made additional Loans to the Company in an amount equal to the amount of Loans which the Company is required to pay to FNBB in order to cause each Bank's Loans as of the date of this Amendment to equal such Bank's Commitment Percentage of the Loans outstanding as of the date hereof;

     (d) copies, certified by the Secretary of each of the Company and the Guarantors to be true and complete on the date of execution of this Amendment, of the records of all actions taken by the Company and each such Guarantor as may be required according to the terms of the Company or each such Guarantor's charter, other incorporation documents and by-laws to authorize (i) the execution and delivery of this Amendment by the Company and each such Guarantor,
(ii) the execution and delivery of each of the New Notes by the Company and
(iii) the performance by the Company and each of the Guarantors of all of each such Person's agreements and obligations under this Amendment and the Credit Agreement as amended hereby;

     (e) a certificate of the Secretary of each of the Company and the Guarantors (other than Islands) (i) setting forth the names, incumbency and specimen signatures of those officers authorized to execute and deliver this Amendment and, in the case of the Company, the New Notes and (ii) stating that there have been no amendments to the charter documents and by-laws of each such Person delivered to the Agent and the Banks on December 17, 1993;

     (f) a certificate of the Secretary of Islands setting forth (i) the names, incumbency and specimen signatures of those officers authorized to execute and deliver this Amendment and (ii) stating that there have been no amendments to the charter documents and by-laws of each such Person delivered to the Agent and the Banks on September 30, 1994;

     (g) a certificate from the Secretary of State of the State of Delaware as to each of the Company and the Guarantors' legal existence and corporate good standing;

     (h) the written consent of Metropolitan, as holder of the 6.69% Notes and the 10.40% Notes, to the execution and delivery by the Company and the Guarantors of this Amendment, each of the New Notes, the Instrument of Adherence and the other documents and instruments described herein;

     (i) an opinion of counsel to the Company and the Guarantors in form and satisfactory to the Agent;

     (j) Assignment of Notice of Security Interest in Trademarks duly executed by FNBB;

     (k) such Uniform Commercial Code financing statements executed by the Company or the applicable Guarantor, as appropriate, as the Agent or Sanwa may reasonably require;

     (l) amendments to Mortgages, as required;

     (m) payment by the Company of all fees and expenses incurred as of the date hereof by the Agent and the Agent's special counsel, Bingham, Dana & Gould, in connection with the preparation and execution of this Amendment, including, without limitation, all recording fees and fees for endorsements to policies of title insurance and all filing fees relating to any Uniform Commercial Code financing statement filings; and

     (o) the Instrument of Adherence duly executed by Sumitomo, the Company, each of the Guarantors, the Banks and the Agent.

     (S)9.  EXECUTION IN COUNTERPARTS.  This Amendment may be executed in any
            --------- -- ------------
number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (S)10.  GOVERNING LAW.  This Amendment shall be construed according to and
             --------- ---
governed by the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as an agreement under seal as of the date set forth at the beginning of this Amendment.


                                        The Company:
                                        --- -------

                                        CHART HOUSE, INC.

                                        By:____________________________________
                                            Harold E. Gaubert, Jr.,
                                            Vice President


                                        The Guarantors:
                                        --- ----------

                                        CHART HOUSE ENTERPRISES, INC.

                                        By:____________________________________
                                            Harold E. Gaubert, Jr.
                                            Vice President

                                        PARADISE BAKERY, INC.

                                        By:____________________________________
                                            Harold E. Gaubert, Jr.
                                            Vice President

                                        ISLANDS RESTAURANTS, INC.

                                        By:____________________________________
                                            Harold E. Gaubert, Jr.
                                            Vice President


                                        The Banks:
                                        --- -----

                                        THE FIRST NATIONAL BANK
                                          OF BOSTON

                                        By:____________________________________

                                            Debra L. Zurka, Vice President

                                        SANWA BANK CALIFORNIA


                                        By____________________________________
                                            David L. Beall, Vice President


                                        The Agent:
                                        --- -----

                                        THE FIRST NATIONAL BANK OF
                                         BOSTON,  as Agent

                                        By:____________________________________
                                            Debra L. Zurka, Vice President

                            INSTRUMENT OF ADHERENCE
                            ---------- -- ---------


                                April 26, 1995



The First National Bank
  of Boston, as Agent
100 Federal Street
Boston, MA 02110

Ladies and Gentlemen:

     Reference is hereby made to that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 17, 1993 among Chart House, Inc., a Delaware corporation (the "Company"), Chart House Enterprises, Inc., a Delaware corporation (the "Parent"), Paradise Bakery, Inc., a Delaware corporation ("Paradise"), Islands Restaurants, Inc., a Delaware corporation ("Islands"), Sanwa Bank California, a California state chartered bank ("Sanwa"), The First National Bank of Boston, a national baking association ("FNBB, and together with Sanwa, the "Banks") and FNBB as agent for the Banks (the "Agent") (as amended by Amendment No. 1 dated as of September 30, 1994 and in effect from time to time, the "Credit Agreement"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     The undersigned, The Sumitomo Bank of California, a California state chartered bank, hereby agrees to (i) provide additional Loans to the Borrower in accordance with the terms of the Credit Agreement up to a maximum amount of $5,000,000 (its "Commitment") and (ii) become a Bank under and as defined in the Credit Agreement and to perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement as required to be performed by it as a Bank.

     This Instrument of Adherence shall be effective on the date (the "Effective Date") it has been executed by and delivered to each of the undersigned, the Borrower and the Agent, and upon the satisfaction of the conditions set forth in
Section 18 of the Credit Agreement and Section 8 of Amendment No. 2 to the Credit Agreement dated as of April 26, 1995.

     The undersigned confirms, represents and warrants to, and agrees with the Agent and the Banks that:

     (i) the Agent and the Banks have made no representation or warranty and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, collectibility or value of the Credit Agreement, the other Loan Documents, any Collateral, or any other instrument or document furnished pursuant hereto;

     (ii) the Agent and the Banks have made no representation or warranty and shall have no responsibility with respect to the financial condition of the Company, the Parent, Paradise or Islands or any of their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Company, the Parent, Paradise or Islands or any of their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto;

     (iii) it has received a copy of the Credit Agreement, and the other Loan Documents, together with copies of the financial statements referred to in (S)(S)8.7 and 11.9 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Instrument of Adherence;

     (iv) it will, independently and without reliance on the other Banks or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;

     (v) it appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms of the Credit Agreement and the other Loan Documents, together with such powers as are reasonably incidental thereto; and

     (vi)   it is legally authorized to enter into this Instrument of Adherence.

     Notwithstanding the foregoing, the Company, the Parent, Paradise, Islands and the

Agent represent and warrant to the undersigned that as of the Effective Date of this Instrument of Adherence, to the actual knowledge of the Company, the Parent, Paradise, Islands and the Agent, there exists no Default or Event of Default which has not been cured or waived, on the part of the Company, the Parent, Paradise, Island, any Bank or the Agent.

     Notices and other communications made or required to be given to the undersigned pursuant to the Credit Agreement, shall be addressed as follows: The Sumitomo Bank of California, 611 West 6th Street, Suite 3900, Los Angeles, California 90017, Attention: Matthew R. Van Steenhuyse, Vice President.

     This Instrument of Adherence is intended to be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts. This Instrument of Adherence may be executed in several counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one instrument. In proving this agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the undersigned have duly executed this Instrument of Adherence as a sealed instrument as of the date first set forth above.


                                        Very truly yours,

                                        THE SUMITOMO BANK
                                         OF CALIFORNIA



                                        By:_________________________________
                                             Title:


Accepted and Agreed:
--------------------


The Company:
--- -------

CHART HOUSE, INC.

By:________________________________

     Harold E. Gaubert, Jr.,
     Vice President

The Guarantors:
--- ----------

CHART HOUSE ENTERPRISES, INC.

By:________________________________
     Harold E. Gaubert, Jr.
     Vice President

PARADISE BAKERY, INC.

By:________________________________
     Harold E. Gaubert, Jr.
     Vice President

ISLANDS RESTAURANTS, INC.

By:________________________________
     Harold E. Gaubert, Jr.
     Vice President


The Banks:
--- -----

THE FIRST NATIONAL BANK OF BOSTON

By:________________________________
     Debra L. Zurka, Vice President

SANWA BANK CALIFORNIA

By________________________________
     David Beall, Vice President


The Agent:
--- -----

THE FIRST NATIONAL BANK OF BOSTON,
  as Agent

By:________________________________
     Debra L. Zurka, Vice President

                            OMNIBUS AMENDMENT NO. 1
                            -----------------------



OMNIBUS AMENDMENT (this "Amendment") dated as of April 26, 1995, by and among by and among CHART HOUSE, INC. a Delaware corporation (the "Company"), ISLANDS RESTAURANTS, INC., a Delaware corporation (formerly known as Big Wave, Inc.) ("Islands"), CHART HOUSE ENTERPRISES, INC., a Delaware corporation (the "Parent"), and THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), as security agent (the "Security Agent") for (i) itself, SANWA BANK CALIFORNIA ("Sanwa") (together
                            -
with FNBB and Sanwa, the "Banks") and (ii) METROPOLITAN LIFE INSURANCE COMPANY,
                                       --
a New York corporation ("Metropolitan") (the Banks and Metropolitan are individually referred to herein as a "Secured Party" and collectively referred to herein as the "Secured Parties"), and the SECURED PARTIES.

WHEREAS, (a) the Company, (b) the Parent, Paradise Bakery, Inc., a Delaware corporation ("Paradise"), and Islands (Islands together with the Parent and Paradise, the "Guarantors"), (c) the Banks and (d) FNBB as agent for itself and Sanwa are parties to the Amended and Restated Revolving Credit Agreement dated as of December 17, 1993 (as amended and in effect from time to time, the "Credit Agreement");

WHEREAS, the Company, the Secured Parties and the Security Agent are parties to that certain Security and Intercreditor Agreement dated as of December 17, 1993 (as amended and in effect from time to time, the "Company Security Agreement");

WHEREAS, Islands, the Secured Parties and the Security Agent are parties to that certain Amended and Restated Security and Intercreditor Agreement dated as of December 17, 1993 (as amended and in effect from time to time, the "Big Wave Security Agreement");

WHEREAS, the Company, the Secured Parties and the Security Agent are parties to that certain Amended and Restated Pledge Agreement dated as of December 17, 1993 (as amended and in effect from time to time, the "Company Pledge Agreement");

WHEREAS, the Parent, the Secured Parties and the Security Agent are parties to that certain Amended and Restated Pledge Agreement (as amended and in effect from time to time, the "Parent Pledge Agreement");

WHEREAS, the Security Agent and the Company are parties to the mortgages (the "Mortgages") listed on Exhibit A attached hereto and made a part hereof;
                       ------- -

WHEREAS, the Company is party to that certain Amended and Restated Notice of Security Interest in Trademarks dated as of December 17, 1993 (as amended and in effect from time to time, the "Trademark Notice") which was recorded with the United States Patent and Trademark Office on or about January 18, 1994 at Reel 1085, Frame 234 (the Company Security Agreement; the Big Wave Security Agreement, the Company Pledge Agreement, the Parent Pledge Agreement, the Mortgages, the Deeds of Trust, and the Trademark Notice are referred to collectively herein as the "Security Documents"),

  WHEREAS, the Company, the Gurantors and Metropolitan are parties to (i) the Amended and Restated Note Purchase and Gaurantee Agreement dated as of December 30, 1993 with respect to the Company's 10.40 % Senior Secured Notes due 2000 (the "10.40% Note Agreement"), and (ii) the Note Purchase and Guarantee Agreement dated as of December 30, 1993 with respect to the Company's 6.69% Senior Secured Notes due 2001 (the "6.69% Note Agreement");

  WHEREAS, the Company and the Guarantors have requested that the Banks and FNBB as agent amend the Credit Agreement to add The Sumitomo Bank of California, a California state chartered bank, as a lender and to increase the total lending commitment of the Banks;

  WHEREAS, the Company and the Guarantors have requested that FNBB resign as agent for the Banks under the Credit Agreement and as security agent for the Secured Parties under the Security Documents and that Sanwa be appointed as agent for the Banks under the Credit Agreement and as security agent for the Secured Parties under the Security Documents;

  WHEREAS, Sanwa is willing to accept such appointment;

  WHEREAS, the Company and Metropolitan desire to amend each of the 10.40% Note Agreement and the 6.69% Note Agreement and the Company, the Guarantors, Big Wave and Metropolitan desire to amend the Security Documents;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  1. AMENDMENT TO THE SECURITY DOCUMENTS. Each of the Security Documents is hereby amended mutatis mutandis as appropriate to reflect the fact that FNBB has
               ------- --------
resigned as security agent and Sanwa has been appointed as security agent for the Secured Parties.

  2. AMENDMENT TO THE METROPILITAN AGREEMENTS. The Definition of "Security Agent" in each of the 10.40% Note Agreement and the 6.69% Note Agreement is hereby deleted in its entirety and the following substituted therefor:
"'Security Agent' shall mean Sanwa Bank California, in its capacity as Security Agent under the Security Documents."

  3. ADDRESS FOR NOTICES. From and after the date hereof all notices and other communications made or required to be given to the Security Agent under the Security Documents shall be addressed as follows: Sanwa Bank of California, 1280 4th Avenue, San Diego, California 92101, Attention: David L. Beall, Vice President or such other address for notice as Sanwa as security agent shall have last furnished in writing to the to the party giving notice.

  4. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective unless and until the Agent receives counterparts of this Amendment and each of the conditions set forth in (S)8 of Amendment No. 2 to the Credit Agreement dated as of the date hereof by and among FNBB, Sanwa, the Parent, the Guarantors and the Company have been met.

  5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

  6. GOVERNING LAW. This Amendment shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

  IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as an instrument under seal by their authorized representatives as of the date first written above.

                           CHART HOUSE ENTERPRISES, INC.

                           By:_______________________________
                              Title:

                           CHART HOUSE, INC.

                           By:_______________________________
                              Title:


                           THE FIRST NATIONAL BANK OF
                             BOSTON, as Security Agent

                           By:_______________________________
                              Title:

                           THE FIRST NATIONAL BANK OF
                             BOSTON, as a Secured Party


                           By:_______________________________
                              Title:

                           SANWA BANK CALIFORNIA,
                             as a Secured Party

                           By:_______________________________
                              Title:

                           METROPOLITAN LIFE INSURANCE
                             COMPANY, as a Secured Party


                           By:_________________________________
                              Title:

                           ISLANDS RESTAURANTS, INC.


                           By:_________________________________
                              Title:

                                  Schedule 1
                                  ----------



                            Existing Mortgages [1]
                            -------- ---------

                                        Date of
Location of Real Property          Original Mortgage       Date of Amendment(s)
-------------------------          -----------------       ---------------------
Scottsdale, AZ (Fee)                    09/30/90                   12/30/93

Idyllwild, CA (Fee)                     11/27/85              09/30/90, 12/30/93

Los Gatos, CA (Fee)                     11/27/85              09/30/90, 12/30/93

Montara, CA (Leasehold)                 04/14/86              09/30/90, 12/30/93

Sausalito, CA (Fee)                     11/27/85              09/30/90, 12/30/93

Solana Beach, CA (Fee)                  11/27/85                   12/30/93

Genesee, CO (Fee)                       02/25/86              09/30/90, 12/30/93

Chester, CT (Fee)                       02/25/86             09/30/90, 11/12/92,
                                                                    12/30/93

New Haven, CT (Fee)                     02/25/86             09/30/90, 11/12/92,
                                                                   12/30/93

St. Augustine, FL (Fee)                 02/25/86              09/30/90, 12/30/93

Lahaina, HI (Fee-Parking Lot)           02/25/86              09/30/90, 12/30/93

Cohasset, MA (Fee)                      09/30/90                   12/30/93

                                        Date of
Location of Real Property          Original Mortgage       Date of Amendment(s)
-------------------------          -----------------       ---------------------
Portland, OR (Fee)                      02/25/86              09/30/90, 12/30/93

Warwick, RI (Fee)                       09/30/90                   12/30/93

-------------------------

[1] The following is a list of leasehold mortgages/deeds of trust that the Banks believe were previously executed and delivered by the Company to the Security Agent. However, their recordation has not been confirmed and the Company believes such leasehold mortgages/deeds of trust were in fact not recorded due to the absence of necessary consents by the respective landlords under the subject leases. Therefore, these mortgages/deeds of trust may not constitute a valid mortgage lien of first priority with respect to the current secured obligations.

La Jolla, CA (Leasehold)                       Jacksonville, FL (Leasehold)
Vail, CO (Leasehold)                           Melbourne, FL (Leasehold)
Fort Myers, FL (Leasehold)                     New Orleans, LA (Leasehold)
                                               Philadelphia, PA (Leasehold)

                                  Exihibit A
                                  ----------

                            Existing Mortgages [1]
                            ------------------

                                        Date of
Location of Real Property          Original Mortgage       Date of Amendment(s)
-------------------------          -----------------       ---------------------
Scottsdale, AZ (Fee)                    09/30/90                   12/30/93

Idyllwild, CA (Fee)                     11/27/85              09/30/90, 12/30/93

Los Gatos, CA (Fee)                     11/27/85              09/30/90, 12/30/93

Montara, CA (Leasehold)                 04/14/86              09/30/90, 12/30/93

Sausalito, CA (Fee)                     11/27/85              09/30/90, 12/30/93

Solana Beach, CA (Fee)                  11/27/85                   12/30/93

Genesee, CO (Fee)                       02/25/86              09/30/90, 12/30/93

Chester, CT (Fee)                       02/25/86             09/30/90, 11/12/92,
                                                                   12/30/93

New Haven, CT (Fee)                     02/25/86             09/30/90, 11/12/92,
                                                                   12/30/93

St. Augustine, FL (Fee)                 02/25/86              09/30/90, 12/30/93

Lahaina, HI (Fee-Parking Lot)           02/25/86              09/30/90, 12/30/93

Cohasset, MA (Fee)                      09/30/90                   12/30/93

                                        Date of
Location of Real Property          Original Mortgage       Date of Amendment(s)
-------------------------          -----------------       ---------------------
Portland, OR (Fee)                      02/25/86              09/30/90, 12/30/93

Warwick, RI (Fee)                       09/30/90                   12/30/93

-------------------------
[1] The following is a list of leasehold mortgages/deeds of trust that the Banks believe were previously executed and delivered by the Company to the Security Agent. However, their recordation has not been confirmed and the Company believes such leasehold mortgages/deeds of trust were in fact not recorded due to the absence of necessary consents by the respective landlords under the subject leases. Therefore, these mortgages/deeds of trust may not constitute a valid mortgage lien of first priority with respect to the current secured obligations.

La Jolla, CA (Leasehold)                  Jacksonville, FL (Leasehold)
Vail, CO (Leasehold)                      Melbourne, FL (Leasehold)
Fort Myers, FL (Leasehold)                New Orleans, LA (Leasehold)
                                          Philadelphia, PA (Leasehold)

                        RESTATED REVOLVING CREDIT NOTE

$15,652,173.91                                                  April ___, 1995


     FOR VALUE RECEIVED, the undersigned Chart House, Inc., a Delaware corporation (the "Company"), hereby absolutely and unconditionally promises to pay to the order of The First National Bank of Boston (the "Bank") at the head office of Sanwa Bank California at 1280 Fourth Avenue, San Diego, California 92101:

         (a) on the Conversion Date (as defined in the Credit Agreement referred to below), the principal amount of FIFTEEN MILLION SIX HUNDRED FIFTY-TWO THOUSAND ONE HUNDRED SEVENTY-THREE DOLLARS AND NINETY-ONE CENTS ($15,652,173.91), or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Company pursuant to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 17, 1993 (as amended and in effect from time to time, the "Credit Agreement"), among the Company, the Bank, the other "Banks" named therein and The First National Bank of Boston, as agent for the Banks; and

         (b) interest on the Existing Note (as hereinafter defined) and on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Credit Agreement.

     This Note evidences borrowings under and has been issued by the Company in accordance with the terms of the Credit Agreement in order to amend, restate or be substitute for, but not in payment or satisfaction of, the Restated Revolving Credit Note of the Company dated September 30, 1994 payable to the order of the Bank in the original principal amount of $15,000,000 (the "Existing Note"). The Bank and any holder hereof is entitled to the benefits of the Credit Agreement and may enforce the agreements of the Company contained therein, and any holder may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Bank may, and is hereby irrevocably authorized by the Company to, endorse on the schedule attached to this Note or a continuation of such schedule attached hereto and made a part hereof, an appropriate notation evidencing advances and repayments of principal of this Note, provided that failure by the
                                                   --------
Bank to make any such notations shall not affect any of the Company's obligations in respect of this Note.

     The Company has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     The Company and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts and for all purposes shall be construed in accordance with such laws.

     IN WITNESS WHEREOF, Chart House, Inc. has caused this Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.


[Corporate Seal]                        CHART HOUSE, INC.

Attest:


                                        By:_______________________________
                                        Title:____________________________

                             Amount of
          Amount of       Principal Paid         Balance of         Notation
Date        Loan            or Prepaid        Principal Unpaid       Made By
-------   ---------       --------------      ----------------      --------

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

                        RESTATED REVOLVING CREDIT NOTE

$20,000,000                                                      April ___ 1995


     FOR VALUE RECEIVED, the undersigned Chart House, Inc., a Delaware corporation (the "Company"), hereby absolutely and unconditionally promises to pay to the order of Sanwa Bank California (the "Bank") at the head office of the Sanwa Bank California at 1280 Fourth Avenue, San Diego, California 92101.

         (a) on the Conversion Date (as defined in the Credit Agreement referred to below), the principal amount of TWENTY MILLION DOLLARS ($20,000,000), or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Company pursuant to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 17, 1993 (as amended and in effect from time to time, the "Credit Agreement"), among the Company, the Bank, the other "Banks" named therein and The First National Bank of Boston, as agent for the Banks; and

         (b) interest on the Existing Note (as hereinafter defined) and on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Credit Agreement.

     This Note evidences borrowings under and has been issued by the Company in accordance with the terms of the Credit Agreement in order to amend, restate or be substitute for, but not in payment or satisfaction of, the Restated Revolving Credit Note of the Company dated September 30, 1994, payable to the order of the Bank in the original principal amount of $20,000,000 (the "Existing Note"). The Bank and any holder hereof is entitled to the benefits of the Credit Agreement and may enforce the agreements of the Company contained therein, and any holder may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Bank may, and is hereby irrevocably authorized by the Company to, endorse on the schedule attached to this Note or a continuation of such schedule attached hereto and made a part hereof, an appropriate notation evidencing advances and repayments of principal of this Note, provided that failure by the
                                                   --------
Bank to make any such notations shall not affect any of the Company's obligations in respect of this Note.

     The Company has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     The Company and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts and for all purposes shall be construed in accordance with such laws.

     IN WITNESS WHEREOF, Chart House, Inc. has caused this Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.


[Corporate Seal]                        CHART HOUSE, INC.

Attest:


                                        By:_______________________________
                                        Title:____________________________

                             Amount of
          Amount of       Principal Paid         Balance of         Notation
Date        Loan            or Prepaid        Principal Unpaid       Made By
-------   ---------       --------------      ----------------      --------

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

                             REVOLVING CREDIT NOTE



$4,347,826.09                                                   April ___, 1995


     FOR VALUE RECEIVED, the undersigned Chart House, Inc., a Delaware corporation (the "Company"), hereby absolutely and unconditionally promises to pay to the order of The Sumitomo Bank of California, a California state chartered bank (the "Bank") at the head office of Sanwa Bank California at 1280 Fourth Avenue, San Diego, California 92101:

         (a) on the Conversion Date (as defined in the Credit Agreement referred to below), the principal amount of FOUR MILLION THREE HUNDRED FORTY-SEVEN THOUSAND EIGHT HUNDRED TWENTY-SIX DOLLARS AND NINE CENTS ($4,347,826.09), or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Company pursuant to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 17, 1993 (as amended and in effect from time to time, the "Credit Agreement"), among the Company, the Bank, the other "Banks" named therein and The First National Bank of Boston, as agent for the Banks; and

         (b) interest on the Existing Note (as hereinafter defined) and on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Credit Agreement.

     The Bank and any holder hereof is entitled to the benefits of the Credit Agreement and may enforce the agreements of the Company contained therein, and any holder may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Bank may, and is hereby irrevocably authorized by the Company to, endorse on the schedule attached to this Note or a continuation of such schedule attached hereto and made a part hereof, an appropriate notation evidencing advances and repayments of principal of this Note, provided that failure by the Bank to make any such
                           --------
notations shall not affect any of the Company's obligations in respect of this Note.

     The Company has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     The Company and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts and for all purposes shall be construed in accordance with such laws.

     IN WITNESS WHEREOF, Chart House, Inc. has caused this Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.


[Corporate Seal]                        CHART HOUSE, INC.

Attest:


                                        By:_______________________________
                                        Title:____________________________

                             Amount of
          Amount of       Principal Paid         Balance of         Notation
Date        Loan            or Prepaid        Principal Unpaid       Made By
-------   ---------       --------------      ----------------      --------

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________

_________________________ _________________________________________________